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                                                                    EXHIBIT 99.1
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                               [MGI PHARMA LOGO]


                                   Memorandum


TO:       Directors and Officers of MGI PHARMA, INC.

FROM:     Human Resources

SUBJECT:  Blackout Period

DATE:     January 14, 2003

================================================================================

         The purpose of this notice is to inform you that a blackout period will be in effect between February 18, 2003 and March 3, 2003. During this period, you will not be permitted, directly or indirectly, to buy, sell or otherwise acquire or transfer shares, or options to purchase shares, of common stock of MGI PHARMA, INC. Trading may resume on March 4, 2003.

         The blackout period is necessary for administrative reasons as a result of the merger of the MGI PHARMA, INC. Retirement Savings Plan and the MGI Funded Retirement Trust into a single plan. The merger was effective as of December 31, 2002 as described in earlier notices sent to participants. As part of the merger, the assets of the former Retirement Savings Plan and the assets of the Funded Retirement Trust must be transferred into a single trust which will hold the assets of the merged plan. During the blackout period, plan participants will be unable to direct or diversify investments in their individual accounts, obtain a loan from the plan, or obtain a distribution from the plan. Under
Section 306(a) of the Sarbanes-Oxley Act of 2002, when participants in public company pension plans are subject to a blackout period, directors and executive officers of the company are also prohibited during that period from buying and selling equity securities acquired in connection with service or employment with the company. Attached is a copy of the notice sent to all participants and beneficiaries of the plan.

         If you have any questions concerning this notice, please contact:

                  Shirley Anderson
                  Sr. Manager, Human Resources
                  MGI PHARMA, INC.
                  5775 West Old Shakopee Road, Suite 100
                  Bloomington, MN  55437
                  Telephone:  952/346-4714
                  Email: sanderson@mgipharma.com
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                                                                      ATTACHMENT
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                               [MGI PHARMA LOGO]


                                   Memorandum


TO:       All Participants and Beneficiaries of the
          MGI PHARMA, INC. Retirement Plan

FROM:     Human Resources

SUBJECT:  Blackout Period

DATE:     January 14, 2003

================================================================================

                  Important Notice Concerning Your Rights under
                      the MGI PHARMA, INC. Retirement Plan

         The purpose of this notice is to inform you of a "blackout period" resulting from the merger of the MGI PHARMA, INC. Retirement Savings Plan and the MGI Funded Retirement Trust into a single plan. The merger was effective as of December 31, 2002 as described in earlier notices sent to you. As part of the merger, the assets of the former Retirement Savings Plan and the assets of the Funded Retirement Trust must be transferred into a single trust which will hold the assets of the merged plan. The name of the merged plan is the MGI PHARMA, INC. Retirement Plan.

         As a result of the transfer of assets, you temporarily will be unable to direct or diversify any of the investments in your individual accounts, obtain a loan from the plan, or obtain a distribution from the plan. This period, during which you will be unable to exercise these rights otherwise available under the plans, is called a "blackout period." Whether or not you are planning to retire in the near future, you should carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan.

         The blackout period for the plan will begin on February 18, 2003 and continue through March 3, 2003. Transactions on accounts may resume on March 4, 2003.

         During the blackout period, you will be unable to direct the investment of any assets held in your plan account. This means you will not be able to diversify your plan assets during the blackout period. The blackout affects all your plan investments. For this reason, it is very important that you review and consider the appropriateness of your current investment elections in light of your inability to direct or diversify those

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investments during the blackout period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets and income. You should be aware that there is a risk to holding a substantial portion of your assets in the securities of any one company because individual securities tend to have wider price swings, up and down, in short periods of time, than do investments in diversified funds. Stocks that experience wide price swings may suffer a significant loss in value during the blackout period. If this occurs, you will not be able to direct the sale of such stocks from your plan accounts during the blackout period.

         If you have any questions concerning this notice, please contact:

                  Shirley Anderson
                  Sr. Manager, Human Resources
                  MGI PHARMA, INC.
                  5775 West Old Shakopee Road, Suite 100
                  Bloomington, MN  55437

                  Telephone:  952/346-4714
                  Email:  sanderson@mgipharma.com
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